SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 30, 2005


                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (Exact name of registrant as specified in its charter)

           Delaware                   333-120916                 30-0183252
-------------------------------    ---------------          --------------------
 (State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

383 Madison Avenue
New York, New York                                                 10179
-------------------------------                              -------------------
    (Address of Principal                                        (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000.

Item 8.01.  Other Events.
            ------------

         On or about June 30, 2005, the Registrant will cause the issuance and sale of approximately $583,011,142 initial principal amount of Structured Asset Mortgage Investments II Trust 2005-AR3 Mortgage Pass-Through Certificates, Series 2005-AR3 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         In connection with the sale of the Series 2005-AR3 Class I-A-1, Class I-A-2, Class I-A-3, Class I-X, Class II-A-1, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-120916, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

         (a)   Financial Statements.
               --------------------

         Not applicable.

         (b)   Pro Forma Financial Information.
               -------------------------------

         Not applicable.

         (c)   Exhibits
               --------

EXHIBIT NO.    ITEM 601(A) OF                       DESCRIPTION
               REGULATION S-K
                EXHIBIT NO.
-----------    --------------      -------------------------------------------
     1               99            Computational  Materials -- Computational
                                   Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of Structured Asset
                                   Mortgage Investments II Trust 2005-AR3
                                   Mortgage Pass-Through Certificates, Series
                                   2005-AR3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:    /s/ Baron Silverstein
   -----------------------------
     Name:  Baron Silverstein
     Title: Vice President

Dated:  July 7, 2005

                                  EXHIBIT INDEX


                     ITEM 601(A) OF           SEQUENTIALLY
                     REGULATION S-K           NUMBERED
EXHIBIT NUMBER       EXHIBIT NO.              DESCRIPTION                        PAGE
--------------       ------------             ------------                       ----
     1                  99                    Computational  Materials


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------



NEW ISSUE MARKETING MATERIALS
-----------------------------

$571,060,000 (Approximate)

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
Depositor

WELLS FARGO BANK MINNESOTA, NA
Master Servicer

JP MORGAN CHASE BANK
Trustee

BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter


All Statistical Information is preliminary and based upon Information as of June 1, 2005.




June 28, 2005




BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


                                                       $ 570,060,000 (APPROX)
                                             STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                                         MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3

                                               CREDIT
                CERTIFICATE       RATINGS     ENHANCE     INTEREST RATE         COLLATERAL                 CERTIFICATE
   CLASS         SIZE (1)         MDY/S&P     %AGE (2)        TYPE                 TYPE                        TYPE
   -----         --------         -------     --------        ----                 ----                        ----

                                                        OFFERED CERTIFICATES
                                                        --------------------

 I-A-1          $242,566,000    Aaa/AAA      44.73%       LIBOR (3)           MTA Neg Am             Group 1 Super Senior
                                                                                                           Floater
 I-A-2          $108,548,000    Aaa/AAA      20.00%       LIBOR (3)           MTA Neg Am            Group 1 Level 1 Senior
                                                                                                       Support Floater
 I-A-3           $53,161,000    Aaa/AAA      7.90%        LIBOR (3)           MTA Neg Am            Group 1 Level 2 Senior
                                                                                                       Support Floater
  I-X           Notional (4)    Aaa/AAA      7.90%         WAC (4)            MTA Neg Am         Group 1 Senior Interest Only
II-A-1          $132,677,000    Aaa/AAA      7.90%         WAC (5)           6-Mo LIBOR -            Group 2 Pass-Through
                                                                         1-1.5% Periodic Caps
  M-X           Notional (6)    Aa1/AA+      6.65%         WAC (6)            Total Pool                 Subordinate
                                                                                                        Interest Only
  M-1             $7,288,000    Aa1/AA+      6.65%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  M-2             $6,705,000    Aa2/AA+      5.50%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  M-3             $4,081,000    Aa3/AA       4.80%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  M-4             $3,498,000     A1/AA       4.20%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  M-5             $3,207,000    A2/AA-       3.65%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  M-6             $2,915,000     A3/A+       3.15%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  B-1             $2,624,000    Baa1/A       2.70%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  B-2             $2,332,000    Baa2/A-      2.30%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  B-3             $1,458,000   Baa3/BBB      2.05%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
                                              PRIVATELY OFFERED CERTIFICATES
                                              ------------------------------
  B-4             $5,539,000     NR/BB       1.10%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  B-5             $3,790,000     NR/B        0.45%        LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater
  B-6             $2,621,992   Not Rated      ---         LIBOR (7)           Total Pool             Crossed Subordinate
                                                                                                           Floater


(1)  The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) Credit Enhancement percentages are preliminary and subject to change based upon the final pool and any additional rating agency evaluation.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
(3) The Pass-Through Rates for the Class I-A-1, Class I-A-2 and Class I-A-3 Certificates (collectively, the (Class I-A Certificates") will be a floating rate based on One-Month LIBOR plus [0.xx]%, [0.xx]% and [0.xx]%, respectively, subject to the lesser of (i) 10.50% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Group 1 Mortgage Loans). On the first distribution date after the Clean-Up Call Date, the margin will double. The Class I-A Certificates will settle flat and accrue interest on an actual/360 basis.

(4) The Class I-X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Group 1 Mortgage Loans over (y) the weighted average pass-through rate on the Class I-A Certificates based on the notional amount equal to aggregate current principal amount of the Class I-A Certificates.

(5) The Class II-A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average Net Rate of the Group 2 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately 4.636%. The Class II-A-1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis.

(6) The Class M-X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class B Certificates based on the notional amount equal to aggregate current principal amount of the Class B Certificates.

(7) The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (collectively, the "Class B Certificates") will be a floating rate based on One-Month LIBOR plus [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]% [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]% and
     [0.xx]%, respectively, subject to the lesser of (i) 10.50% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class M and Class B Certificates will settle flat and accrue interest on an actual/360 basis.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DEPOSITOR/SELLER:               Structured Assets Mortgage Investments II, Inc.
                                ("SAMI II")

UNDERLYING SERVICERS:           The Underlying Servicers for the Group 1
                                Mortgage Loans are EMC Mortgage (approximately
                                84%) and EverHome Mortgage Company
                                (approximately 16%).

                                The Underlying Servicers for the Group 2
                                Mortgage Loans are EverHome Mortgage Company
                                (approximately 88%), EMC Mortgage Company
                                (approximately 8%), and two other Servicers each under 5%.

UNDERLYING ORIGINATORS:         The Group 1 Mortgage Loans were originated by
                                SouthStar (approximately 34%), First Horizon
                                (approximately 23%), Just Mortgage
                                (approximately 16%), Winstar (approximately 6%),
                                Metrocities Mortgage (approximately 5%),
                                Platinum Capital (approximately 5%), and nine other Originators each under 5%.

                                The Group 2 Mortgage Loans were originated by Metrocities Mortgage (approximately 72%), Opteum (approximately 9%), and ten other Originators each under 5%.

MASTER SERVICER:                Wells Fargo Bank Minnesota, NA

TRUSTEE:                        JP Morgan Chase Bank

CUT-OFF DATE:                   June 1, 2005

CLOSING DATE:                   June 30, 2005

LEGAL STRUCTURE:                REMIC

CLEAN-UP CALL:                  The terms of the transaction allow for
                                termination of the trust once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off
                                Date. (the "Clean-Up Call Date").

DISTRIBUTION DATE:              25th of each month or next business day,
                                commencing July 2005.

REMITTANCE TYPE:                Scheduled/Scheduled

FORM OF REGISTRATION:           The Offered Certificates will be issued in
                                book-entry form through DTC.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
SMMEA: The Class I-A, Class II-A-1, Class I-X, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

INTEREST ACCRUAL PERIOD:        The interest accrual period for the Class I-A,
                                Class M and Class B Certificates for a given
                                Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                                Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). On the Closing Date, the Class I-A, Class M and
                                Class B Certificates settle flat.

                                The interest accrual period on the Class II-A-1, Class I-X and Class M-X Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). On the Closing Date, the price to be paid by investors for the Class II-A-1, Class I-X and Class M-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date.

ADVANCING OBLIGATION:           The Underlying Servicer is obligated to advance
                                for delinquent mortgagor payments through the date of liquidation of the property to the extent they are deemed recoverable. The Master
                                Servicer will backstop the advancing obligations of the Underlying Servicers.

COMPENSATING INTEREST:          The Underlying Servicers will be required to
                                cover interest shortfalls as a result of full or partial prepayments to the extent of the aggregate servicing fee.

COLLATERAL DESCRIPTION:         The mortgage pool is expected to consist of
                                approximately $583 million of first-lien residential adjustable-rate mortgage loans that adjust monthly or semi-annually based on 1-Year
                                MTA or semi-annually based on 6-month LIBOR.

                                Approximately 97% of the mortgage loans in loan group 1 are indexed to 1-Year MTA with monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                                loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that
                                (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first due date and on every fifth year thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%, 125% or 115%) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

                                The remaining 3% of Group 1 mortgage loans adjust every 6 months based on One Year MTA. These loans do not have a negative amortization feature.

                                The mortgage loans in loan group 2 are 6-month LIBOR Indexed ARMs generally with and 1% periodic caps.

                                Provided below is a brief summary of the expected mortgage pool by loan type as of June 1, 2005:



                    % OF       GROSS       NET        WAM        GROSS        NET        PER CAP        MAX
   LOAN TYPE         POOL      WAC (%)    WAC (%)    (MOS)     MARGIN (%)   MARGIN (%)     (%)       RATE (%)      MOS ROLL
   ---------         ----      -------    -------    -----     ----------   ----------     ---       --------      --------


   1-Yr MTA
    Neg-Am          96.74      2.060      1.685       359        3.106       2.731        No Cap      10.344          1
  6-Month 1%
   Periodic
  Capped MTA        1.12       4.948      4.573       354        2.350       1.975        1.000       12.500          5
   6-Month
NonCapped MTA       2.14       4.534      4.159       355        2.493       2.118        No Cap      12.500          2
GROUP 1 TOTAL      100.00      2.146      1.771       359        3.085       2.710        1.000       10.414          1
   6-Month
 1% Periodic
 Capped LIBOR       99.68      5.009      4.634       357        2.629       2.254        1.000       11.267          4
   6-Month
  NonCapped
    LIBOR           0.32       5.750      5.375       354        2.375       2.000        No Cap      12.500          6
GROUP 2 TOTAL      100.00      5.011      4.636       357        2.628       2.253        1.000       11.271          4
    TOTAL          100.00      2.854      2.479       358        2.972       2.597        1.000       10.626          2



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                                Approximately 26% of the mortgage loans are interest-only for the first 10 years after origination and then fully amortize over the remaining 15 or 20 year remaining term. In addition, 100% of the mortgage loans with LTVs greater than 80% have mortgage insurance up to the required agency limits (none are secured by additional collateral or pledged assets).

                                Approximately 33% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

                                Approximately 65% mortgage loans require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from four months to five years after the mortgage loan was originated.

                                None of the Mortgage Loans that were originated between October 1, 2002 and March 7, 2003 are subject to the Georgia Fair Lending Act. None of the Mortgage Loans are High Cost Mortgage Loans.

UNDERWRITING STANDARDS:         The underwriting guidelines will be more fully
                                described in the Prospectus Supplement for any originators that comprise more than 10% of the total pool.

CREDIT ENHANCEMENT:             Credit enhancement will be provided by a
                                senior/subordinate shifting interest structure.
                                The Class B Certificates will provide credit enhancement to Class I-A and Class II-A-1
                                Certificates.

CARRYOVER SHORTFALL AMOUNT:     If on any Distribution Date, the Certificate
                                Interest Rate of the Class I-A-1, Class I-A-2,
                                Class I-A-3, Class M and Class B Certificates is subject to their respective Net Rate Cap, such Certificates become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Pass-Through Rate
                                (without giving effect to the Net Rate Cap) over
                                (ii) the amount of interest received on such Certificates based on the Net Rate Cap, together with the unpaid portion of any excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate
                                Interest Rate without giving effect to the Net
                                Rate Cap). On any Distribution Date, the
                                Carryover Shortfall Amount will be paid to the Class I-A Certificate its respective portion of any Carryover Shortfall Amount and then to the Class M an Class B Certificates, sequentially, from the Carryover Reserve Fund, after all of the Offered Certificates


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                                have received their required amounts (see
                                Cash-Flow Description below).

CASH FLOW DESCRIPTION:          Distributions on the Certificates will be made
                                on the 25th day of each month (or next business day) beginning on July 25, 2005. The payments to the Certificates, to the extent of available funds will be made according to the following priority:

                                AVAILABLE FUNDS:
                                ----------------
                                1. Payment of interest to the holders of the Class I-A, Class II-A-1 and Class I-X (net of Carryover Shortfall Amounts deposited into Carryover Reserve Fund) in an amount equal to their respective Pass-Through Rates (as described on page 2-3 hereof);

                                2. Payment of principal to the holders of the Class I-A and Class II-A-1 Certificates in an amount equal to their related Senior Optimal Principal Amount;

                                3.   Payment of interest and principal
                                     sequentially to the Class M and Class B
                                     Certificates, in that order, so each of the Class M and Class B Certificates shall receive (a) interest at each class' respective Pass-Through Rate, and (b) such class' Allocable Share of the Subordinate Optimal Principal Distribution Amount.

                                4. Payment of any Carryover Shortfall Amounts to the Class A and Class M and Class B Certificates;

PREPAYMENT STEPDOWN TESTS:      The Senior Certificates will be entitled to
                                receive 100% of the prepayments collected on their respective mortgage loans until June 2015.
                                The senior prepayment percentage for each loan group can be reduced to each group's respective
                                Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the group's respective aggregate Subordinate
                                Percentage over the next five years provided that (i) the principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the aggregate Class Principal Balance of the related
                                Subordinate Certificates of each such loan group does not exceed 50% and (ii) cumulative realized losses for such related mortgage loan group does not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                                Notwithstanding the foregoing, if after 3 years the current related Subordinate Percentage is greater than or equal to two times the initial Subordinate Percentage for such group and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                                losses for the related Mortgage Loans do not exceed a) on or prior to June 2008 20% or b) after June 2008 30%, then prepayments will be allocated on a pro rata basis.

                                If doubling occurs prior to the third
                                anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

ALLOCATION OF LOSSES:           Realized Losses on Mortgage Loans will be
                                allocated first to the most junior Class of Certificates outstanding, beginning with the
                                Class B-6 Certificates, and then in reverse numerical order, until the Certificate Balance of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group 1
                                Mortgage Loans will be allocated to the Class
                                I-A-3 Certificates, until zero, then to the Class I-A-2 Certificates until zero and then to the Class I-A-1 Certificates. Realized Losses on the Group 2 Mortgage Loans will be allocated to the Class II-A-1 Certificates.








BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------
                    EXHIBIT I - AVAILABLE FUNDS CAP SCHEDULE
                    ----------------------------------------

Note: Assumes all indices go to 20% APR in the first period and prepayment speed of 20% CPR.


                 CLASS I-A-1     CLASS I-A-2    CLASS I-A-3    CLASS M-1    CLASS M-2
 DISTRIBUTION     EFFECTIVE      EFFECTIVE      EFFECTIVE     EFFECTIVE     EFFECTIVE
     DATE           COUPON         COUPON         COUPON        COUPON        COUPON
     ----           ------         ------         ------        ------        ------

   25-Jul-05         3.560          3.580          3.580         2.970        2.970
   25-Aug-05        10.500         10.500         10.500        10.370        10.380
   25-Sep-05        10.500         10.500         10.500        10.480        10.480
   25-Oct-05        10.500         10.500         10.500        10.500        10.500
   25-Nov-05        10.500         10.500         10.500        10.500        10.500
   25-Dec-05        10.500         10.500         10.500        10.500        10.500
   25-Jan-06        10.500         10.500         10.500        10.500        10.500
   25-Feb-06        10.500         10.500         10.500        10.500        10.500
   25-Mar-06        10.500         10.500         10.500        10.500        10.500
   25-Apr-06        10.500         10.500         10.500        10.500        10.500
   25-May-06        10.500         10.500         10.500        10.500        10.500
   25-Jun-06        10.500         10.500         10.500        10.500        10.500
   25-Jul-06        10.500         10.500         10.500        10.500        10.500
   25-Aug-06        10.500         10.500         10.500        10.500        10.500
   25-Sep-06        10.500         10.500         10.500        10.500        10.500
   25-Oct-06        10.500         10.500         10.500        10.500        10.500
   25-Nov-06        10.500         10.500         10.500        10.500        10.500
   25-Dec-06        10.500         10.500         10.500        10.500        10.500
   25-Jan-07        10.500         10.500         10.500        10.500        10.500
   25-Feb-07        10.500         10.500         10.500        10.500        10.500
   25-Mar-07        10.500         10.500         10.500        10.500        10.500
   25-Apr-07        10.500         10.500         10.500        10.500        10.500
   25-May-07        10.500         10.500         10.500        10.500        10.500
   25-Jun-07        10.500         10.500         10.500        10.500        10.500
   25-Jul-07        10.500         10.500         10.500        10.500        10.500
   25-Aug-07        10.500         10.500         10.500        10.500        10.500
   25-Sep-07        10.500         10.500         10.500        10.500        10.500
   25-Oct-07        10.500         10.500         10.500        10.500        10.500
   25-Nov-07        10.500         10.500         10.500        10.500        10.500
   25-Dec-07        10.500         10.500         10.500        10.500        10.500
   25-Jan-08        10.500         10.500         10.500        10.500        10.500
   25-Feb-08        10.500         10.500         10.500        10.500        10.500
   25-Mar-08        10.500         10.500         10.500        10.500        10.500
   25-Apr-08        10.500         10.500         10.500        10.500        10.500
   25-May-08        10.500         10.500         10.500        10.500        10.500
   25-Jun-08        10.500         10.500         10.500        10.500        10.500
   25-Jul-08        10.500         10.500         10.500        10.500        10.500
   25-Aug-08        10.500         10.500         10.500        10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Sep-08        10.500         10.500         10.500        10.500        10.500
   25-Oct-08        10.500         10.500         10.500        10.500        10.500
   25-Nov-08        10.500         10.500         10.500        10.500        10.500
   25-Dec-08        10.500         10.500         10.500        10.500        10.500
   25-Jan-09        10.500         10.500         10.500        10.500        10.500
   25-Feb-09        10.500         10.500         10.500        10.500        10.500
   25-Mar-09        10.500         10.500         10.500        10.500        10.500
   25-Apr-09        10.500         10.500         10.500        10.500        10.500
   25-May-09        10.500         10.500         10.500        10.500        10.500
   25-Jun-09        10.500         10.500         10.500        10.500        10.500
   25-Jul-09        10.500         10.500         10.500        10.500        10.500
   25-Aug-09        10.500         10.500         10.500        10.500        10.500
   25-Sep-09        10.500         10.500         10.500        10.500        10.500
   25-Oct-09        10.500         10.500         10.500        10.500        10.500
   25-Nov-09        10.500         10.500         10.500        10.500        10.500
   25-Dec-09        10.500         10.500         10.500        10.500        10.500
   25-Jan-10        10.500         10.500         10.500        10.500        10.500
   25-Feb-10        10.500         10.500         10.500        10.500        10.500
   25-Mar-10        10.500         10.500         10.500        10.500        10.500
   25-Apr-10        10.500         10.500         10.500        10.500        10.500
   25-May-10        10.500         10.500         10.500        10.500        10.500
   25-Jun-10        10.500         10.500         10.500        10.500        10.500
   25-Jul-10        10.500         10.500         10.500        10.500        10.500
   25-Aug-10        10.500         10.500         10.500        10.500        10.500
   25-Sep-10        10.500         10.500         10.500        10.500        10.500
   25-Oct-10        10.500         10.500         10.500        10.500        10.500
   25-Nov-10        10.500         10.500         10.500        10.500        10.500
   25-Dec-10        10.500         10.500         10.500        10.500        10.500
   25-Jan-11        10.500         10.500         10.500        10.500        10.500
   25-Feb-11        10.500         10.500         10.500        10.500        10.500
   25-Mar-11        10.500         10.500         10.500        10.500        10.500
   25-Apr-11        10.500         10.500         10.500        10.500        10.500
   25-May-11        10.500         10.500         10.500        10.500        10.500
   25-Jun-11        10.500         10.500         10.500        10.500        10.500
   25-Jul-11        10.500         10.500         10.500        10.500        10.500
   25-Aug-11        10.500         10.500         10.500        10.500        10.500
   25-Sep-11        10.500         10.500         10.500        10.500        10.500
   25-Oct-11        10.500         10.500         10.500        10.500        10.500
   25-Nov-11        10.500         10.500         10.500        10.500        10.500
   25-Dec-11        10.500         10.500         10.500        10.500        10.500
   25-Jan-12        10.500         10.500         10.500        10.500        10.500
   25-Feb-12        10.500         10.500         10.500        10.500        10.500
   25-Mar-12        10.500         10.500         10.500        10.500        10.500
   25-Apr-12        10.500         10.500         10.500        10.500        10.500
   25-May-12        10.500         10.500         10.500        10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Jun-12        10.500         10.500         10.500        10.500        10.500
   25-Jul-12        10.500         10.500         10.500        10.500        10.500
   25-Aug-12        10.500         10.500         10.500        10.500        10.500
   25-Sep-12        10.500         10.500         10.500        10.500        10.500
   25-Oct-12        10.500         10.500         10.500        10.500        10.500
   25-Nov-12        10.500         10.500         10.500        10.500        10.500
   25-Dec-12        10.500         10.500         10.500        10.500        10.500
   25-Jan-13        10.500         10.500         10.500        10.500        10.500
   25-Feb-13        10.500         10.500         10.500        10.500        10.500
   25-Mar-13        10.500         10.500         10.500        10.500        10.500
   25-Apr-13        10.500         10.500         10.500        10.500        10.500
   25-May-13        10.500         10.500         10.500        10.500        10.500
   25-Jun-13        10.500         10.500         10.500        10.500        10.500
   25-Jul-13        10.500         10.500         10.500        10.500        10.500
   25-Aug-13        10.500         10.500         10.500        10.500        10.500
   25-Sep-13        10.500         10.500         10.500        10.500        10.500








BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                  CLASS M-3      CLASS M-4       CLASS M-5      CLASS M-6     CLASS B-1
 DISTRIBUTION    EFFECTIVE       EFFECTIVE      EFFECTIVE       EFFECTIVE     EFFECTIVE
     DATE          COUPON          COUPON         COUPON         COUPON        COUPON
     ----          ------          ------         ------         ------        ------

   25-Jul-05        2.970           2.970          2.970          2.970         2.970
   25-Aug-05       10.400          10.460         10.500         10.500        10.500
   25-Sep-05       10.480          10.500         10.500         10.500        10.500
   25-Oct-05       10.500          10.500         10.500         10.500        10.500
   25-Nov-05       10.500          10.500         10.500         10.500        10.500
   25-Dec-05       10.500          10.500         10.500         10.500        10.500
   25-Jan-06       10.500          10.500         10.500         10.500        10.500
   25-Feb-06       10.500          10.500         10.500         10.500        10.500
   25-Mar-06       10.500          10.500         10.500         10.500        10.500
   25-Apr-06       10.500          10.500         10.500         10.500        10.500
   25-May-06       10.500          10.500         10.500         10.500        10.500
   25-Jun-06       10.500          10.500         10.500         10.500        10.500
   25-Jul-06       10.500          10.500         10.500         10.500        10.500
   25-Aug-06       10.500          10.500         10.500         10.500        10.500
   25-Sep-06       10.500          10.500         10.500         10.500        10.500
   25-Oct-06       10.500          10.500         10.500         10.500        10.500
   25-Nov-06       10.500          10.500         10.500         10.500        10.500
   25-Dec-06       10.500          10.500         10.500         10.500        10.500
   25-Jan-07       10.500          10.500         10.500         10.500        10.500
   25-Feb-07       10.500          10.500         10.500         10.500        10.500
   25-Mar-07       10.500          10.500         10.500         10.500        10.500
   25-Apr-07       10.500          10.500         10.500         10.500        10.500
   25-May-07       10.500          10.500         10.500         10.500        10.500
   25-Jun-07       10.500          10.500         10.500         10.500        10.500
   25-Jul-07       10.500          10.500         10.500         10.500        10.500
   25-Aug-07       10.500          10.500         10.500         10.500        10.500
   25-Sep-07       10.500          10.500         10.500         10.500        10.500
   25-Oct-07       10.500          10.500         10.500         10.500        10.500
   25-Nov-07       10.500          10.500         10.500         10.500        10.500
   25-Dec-07       10.500          10.500         10.500         10.500        10.500
   25-Jan-08       10.500          10.500         10.500         10.500        10.500
   25-Feb-08       10.500          10.500         10.500         10.500        10.500
   25-Mar-08       10.500          10.500         10.500         10.500        10.500
   25-Apr-08       10.500          10.500         10.500         10.500        10.500
   25-May-08       10.500          10.500         10.500         10.500        10.500
   25-Jun-08       10.500          10.500         10.500         10.500        10.500
   25-Jul-08       10.500          10.500         10.500         10.500        10.500
   25-Aug-08       10.500          10.500         10.500         10.500        10.500
   25-Sep-08       10.500          10.500         10.500         10.500        10.500
   25-Oct-08       10.500          10.500         10.500         10.500        10.500
   25-Nov-08       10.500          10.500         10.500         10.500        10.500
   25-Dec-08       10.500          10.500         10.500         10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Jan-09         10.500          10.500         10.500       10.500        10.500
   25-Feb-09         10.500          10.500         10.500       10.500        10.500
   25-Mar-09         10.500          10.500         10.500       10.500        10.500
   25-Apr-09         10.500          10.500         10.500       10.500        10.500
   25-May-09         10.500          10.500         10.500       10.500        10.500
   25-Jun-09         10.500          10.500         10.500       10.500        10.500
   25-Jul-09         10.500          10.500         10.500       10.500        10.500
   25-Aug-09         10.500          10.500         10.500       10.500        10.500
   25-Sep-09         10.500          10.500         10.500       10.500        10.500
   25-Oct-09         10.500          10.500         10.500       10.500        10.500
   25-Nov-09         10.500          10.500         10.500       10.500        10.500
   25-Dec-09         10.500          10.500         10.500       10.500        10.500
   25-Jan-10         10.500          10.500         10.500       10.500        10.500
   25-Feb-10         10.500          10.500         10.500       10.500        10.500
   25-Mar-10         10.500          10.500         10.500       10.500        10.500
   25-Apr-10         10.500          10.500         10.500       10.500        10.500
   25-May-10         10.500          10.500         10.500       10.500        10.500
   25-Jun-10         10.500          10.500         10.500       10.500        10.500
   25-Jul-10         10.500          10.500         10.500       10.500        10.500
   25-Aug-10         10.500          10.500         10.500       10.500        10.500
   25-Sep-10         10.500          10.500         10.500       10.500        10.500
   25-Oct-10         10.500          10.500         10.500       10.500        10.500
   25-Nov-10         10.500          10.500         10.500       10.500        10.500
   25-Dec-10         10.500          10.500         10.500       10.500        10.500
   25-Jan-11         10.500          10.500         10.500       10.500        10.500
   25-Feb-11         10.500          10.500         10.500       10.500        10.500
   25-Mar-11         10.500          10.500         10.500       10.500        10.500
   25-Apr-11         10.500          10.500         10.500       10.500        10.500
   25-May-11         10.500          10.500         10.500       10.500        10.500
   25-Jun-11         10.500          10.500         10.500       10.500        10.500
   25-Jul-11         10.500          10.500         10.500       10.500        10.500
   25-Aug-11         10.500          10.500         10.500       10.500        10.500
   25-Sep-11         10.500          10.500         10.500       10.500        10.500
   25-Oct-11         10.500          10.500         10.500       10.500        10.500
   25-Nov-11         10.500          10.500         10.500       10.500        10.500
   25-Dec-11         10.500          10.500         10.500       10.500        10.500
   25-Jan-12         10.500          10.500         10.500       10.500        10.500
   25-Feb-12         10.500          10.500         10.500       10.500        10.500
   25-Mar-12         10.500          10.500         10.500       10.500        10.500
   25-Apr-12         10.500          10.500         10.500       10.500        10.500
   25-May-12         10.500          10.500         10.500       10.500        10.500
   25-Jun-12         10.500          10.500         10.500       10.500        10.500
   25-Jul-12         10.500          10.500         10.500       10.500        10.500
   25-Aug-12         10.500          10.500         10.500       10.500        10.500
   25-Sep-12         10.500          10.500         10.500       10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Oct-12         10.500          10.500         10.500       10.500        10.500
   25-Nov-12         10.500          10.500         10.500       10.500        10.500
   25-Dec-12         10.500          10.500         10.500       10.500        10.500
   25-Jan-13         10.500          10.500         10.500       10.500        10.500
   25-Feb-13         10.500          10.500         10.500       10.500        10.500
   25-Mar-13         10.500          10.500         10.500       10.500        10.500
   25-Apr-13         10.500          10.500         10.500       10.500        10.500
   25-May-13         10.500          10.500         10.500       10.500        10.500
   25-Jun-13         10.500          10.500         10.500       10.500        10.500
   25-Jul-13         10.500          10.500         10.500       10.500        10.500
   25-Aug-13         10.500          10.500         10.500       10.500        10.500
   25-Sep-13         10.500          10.500         10.500       10.500        10.500


                    CLASS B-2       CLASS B-3      CLASS B-4    CLASS B-5     CLASS B-6
 DISTRIBUTION       EFFECTIVE       EFFECTIVE      EFFECTIVE    EFFECTIVE     EFFECTIVE
     DATE            COUPON          COUPON         COUPON       COUPON        COUPON
     ----            ------          ------         ------       ------        ------

   25-Jul-05          2.970          2.970          2.970        2.970         2.970
   25-Aug-05         10.500         10.500         10.500       10.500        10.500
   25-Sep-05         10.500         10.500         10.500       10.500        10.500
   25-Oct-05         10.500         10.500         10.500       10.500        10.500
   25-Nov-05         10.500         10.500         10.500       10.500        10.500
   25-Dec-05         10.500         10.500         10.500       10.500        10.500
   25-Jan-06         10.500         10.500         10.500       10.500        10.500
   25-Feb-06         10.500         10.500         10.500       10.500        10.500
   25-Mar-06         10.500         10.500         10.500       10.500        10.500
   25-Apr-06         10.500         10.500         10.500       10.500        10.500
   25-May-06         10.500         10.500         10.500       10.500        10.500
   25-Jun-06         10.500         10.500         10.500       10.500        10.500
   25-Jul-06         10.500         10.500         10.500       10.500        10.500
   25-Aug-06         10.500         10.500         10.500       10.500        10.500
   25-Sep-06         10.500         10.500         10.500       10.500        10.500
   25-Oct-06         10.500         10.500         10.500       10.500        10.500
   25-Nov-06         10.500         10.500         10.500       10.500        10.500
   25-Dec-06         10.500         10.500         10.500       10.500        10.500
   25-Jan-07         10.500         10.500         10.500       10.500        10.500
   25-Feb-07         10.500         10.500         10.500       10.500        10.500
   25-Mar-07         10.500         10.500         10.500       10.500        10.500
   25-Apr-07         10.500         10.500         10.500       10.500        10.500
   25-May-07         10.500         10.500         10.500       10.500        10.500
   25-Jun-07         10.500         10.500         10.500       10.500        10.500
   25-Jul-07         10.500         10.500         10.500       10.500        10.500
   25-Aug-07         10.500         10.500         10.500       10.500        10.500
   25-Sep-07         10.500         10.500         10.500       10.500        10.500
   25-Oct-07         10.500         10.500         10.500       10.500        10.500
   25-Nov-07         10.500         10.500         10.500       10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Dec-07         10.500          10.500         10.500       10.500        10.500
   25-Jan-08         10.500          10.500         10.500       10.500        10.500
   25-Feb-08         10.500          10.500         10.500       10.500        10.500
   25-Mar-08         10.500          10.500         10.500       10.500        10.500
   25-Apr-08         10.500          10.500         10.500       10.500        10.500
   25-May-08         10.500          10.500         10.500       10.500        10.500
   25-Jun-08         10.500          10.500         10.500       10.500        10.500
   25-Jul-08         10.500          10.500         10.500       10.500        10.500
   25-Aug-08         10.500          10.500         10.500       10.500        10.500
   25-Sep-08         10.500          10.500         10.500       10.500        10.500
   25-Oct-08         10.500          10.500         10.500       10.500        10.500
   25-Nov-08         10.500          10.500         10.500       10.500        10.500
   25-Dec-08         10.500          10.500         10.500       10.500        10.500
   25-Jan-09         10.500          10.500         10.500       10.500        10.500
   25-Feb-09         10.500          10.500         10.500       10.500        10.500
   25-Mar-09         10.500          10.500         10.500       10.500        10.500
   25-Apr-09         10.500          10.500         10.500       10.500        10.500
   25-May-09         10.500          10.500         10.500       10.500        10.500
   25-Jun-09         10.500          10.500         10.500       10.500        10.500
   25-Jul-09         10.500          10.500         10.500       10.500        10.500
   25-Aug-09         10.500          10.500         10.500       10.500        10.500
   25-Sep-09         10.500          10.500         10.500       10.500        10.500
   25-Oct-09         10.500          10.500         10.500       10.500        10.500
   25-Nov-09         10.500          10.500         10.500       10.500        10.500
   25-Dec-09         10.500          10.500         10.500       10.500        10.500
   25-Jan-10         10.500          10.500         10.500       10.500        10.500
   25-Feb-10         10.500          10.500         10.500       10.500        10.500
   25-Mar-10         10.500          10.500         10.500       10.500        10.500
   25-Apr-10         10.500          10.500         10.500       10.500        10.500
   25-May-10         10.500          10.500         10.500       10.500        10.500
   25-Jun-10         10.500          10.500         10.500       10.500        10.500
   25-Jul-10         10.500          10.500         10.500       10.500        10.500
   25-Aug-10         10.500          10.500         10.500       10.500        10.500
   25-Sep-10         10.500          10.500         10.500       10.500        10.500
   25-Oct-10         10.500          10.500         10.500       10.500        10.500
   25-Nov-10         10.500          10.500         10.500       10.500        10.500
   25-Dec-10         10.500          10.500         10.500       10.500        10.500
   25-Jan-11         10.500          10.500         10.500       10.500        10.500
   25-Feb-11         10.500          10.500         10.500       10.500        10.500
   25-Mar-11         10.500          10.500         10.500       10.500        10.500
   25-Apr-11         10.500          10.500         10.500       10.500        10.500
   25-May-11         10.500          10.500         10.500       10.500        10.500
   25-Jun-11         10.500          10.500         10.500       10.500        10.500
   25-Jul-11         10.500          10.500         10.500       10.500        10.500
   25-Aug-11         10.500          10.500         10.500       10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

   25-Sep-11         10.500          10.500         10.500       10.500        10.500
   25-Oct-11         10.500          10.500         10.500       10.500        10.500
   25-Nov-11         10.500          10.500         10.500       10.500        10.500
   25-Dec-11         10.500          10.500         10.500       10.500        10.500
   25-Jan-12         10.500          10.500         10.500       10.500        10.500
   25-Feb-12         10.500          10.500         10.500       10.500        10.500
   25-Mar-12         10.500          10.500         10.500       10.500        10.500
   25-Apr-12         10.500          10.500         10.500       10.500        10.500
   25-May-12         10.500          10.500         10.500       10.500        10.500
   25-Jun-12         10.500          10.500         10.500       10.500        10.500
   25-Jul-12         10.500          10.500         10.500       10.500        10.500
   25-Aug-12         10.500          10.500         10.500       10.500        10.500
   25-Sep-12         10.500          10.500         10.500       10.500        10.500
   25-Oct-12         10.500          10.500         10.500       10.500        10.500
   25-Nov-12         10.500          10.500         10.500       10.500        10.500
   25-Dec-12         10.500          10.500         10.500       10.500        10.500
   25-Jan-13         10.500          10.500         10.500       10.500        10.500
   25-Feb-13         10.500          10.500         10.500       10.500        10.500
   25-Mar-13         10.500          10.500         10.500       10.500        10.500
   25-Apr-13         10.500          10.500         10.500       10.500        10.500
   25-May-13         10.500          10.500         10.500       10.500        10.500
   25-Jun-13         10.500          10.500         10.500       10.500        10.500
   25-Jul-13         10.500          10.500         10.500       10.500        10.500
   25-Aug-13         10.500          10.500         10.500       10.500        10.500
   25-Sep-13         10.500          10.500         10.500       10.500        10.500


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                                            YIELD TABLES
                                                            ------------

Class I-A-1 to Maturity
PRICE: 100-00        10.00% CPR    15.00% CPR   20.00% CPR    25.00% CPR   30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                     3.66          3.66         3.67         3.67          3.67         3.67         3.67         3.67
Avg. Life                 7.91          5.61         4.23         3.31          2.67         2.20         1.56         1.16
Prin. Start Date     7/25/2005     7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035     6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    5/25/2035     8/25/2031
Prin. Window Len         360           360          360           360          360          360          359           314

Class I-A-2 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR    55.00% CPR
Yield                   3.69         3.69         3.70         3.70          3.70         3.70         3.70          3.70
Avg. Life               7.91         5.61         4.23         3.31          2.67         2.20         1.56          1.16
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005      7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    5/25/2035      6/25/2030
Prin. Window Len        360          360          360           360          360          360          359            300

Class I-A-3 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.78         3.79         3.79         3.80          3.80         3.80         3.80         3.80
Avg. Life               7.91         5.61         4.23         3.31          2.67         2.20         1.56         1.16
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    4/25/2035     6/25/2029
Prin. Window Len        360          360          360           360          360          360          358           288

Class M-1 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.91         3.91         3.92         3.92          3.92         3.93         3.94         3.95
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    9/25/2034     4/25/2029
Prin. Window Len        360          360          360           360          360          360          351           286

Class M-2 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.93         3.93         3.94         3.94          3.94         3.95         3.96         3.97
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    9/25/2034     3/25/2029
Prin. Window Len        360          360          360           360          360          360          351           285

Class M-3 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.96         3.97         3.97         3.97          3.98         3.98         3.99         4.00
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    2/25/2034     9/25/2028
Prin. Window Len        360          360          360           360          360          360          344           279


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

Class M-4 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.05         4.06         4.07         4.07          4.07         4.08         4.09         4.11
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    12/25/2033    8/25/2028
Prin. Window Len        360          360          360           360          360          360          342           278

Class M-5 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.13         4.13         4.14         4.14          4.15         4.15         4.17         4.19
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    11/25/2033    6/25/2028
Prin. Window Len        360          360          360           360          360          360          341           276

Class M-6 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.21         4.22         4.22         4.23          4.24         4.24         4.26         4.28
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    9/25/2033     5/25/2028
Prin. Window Len        360          360          360           360          360          360          339           275

Class B-1 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.68         4.70         4.70         4.71          4.72         4.73         4.75         4.78
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    8/25/2033     3/25/2028
Prin. Window Len        360          360          360           360          360          360          338           273

Class B-2 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.79         4.80         4.81         4.82          4.83         4.84         4.86         4.90
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    7/25/2033     3/25/2028
Prin. Window Len        360          360          360           360          360          360          337           273

Class B-3 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.16         5.17         5.19         5.20          5.21         5.22         5.25         5.30
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    12/25/2032   8/25/2027
Prin. Window Len        360          360          360          360           360          360          330          266

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

Class B-4 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.16         5.17         5.19         5.20          5.21         5.22         5.25         5.30
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2034    12/25/2028
Prin. Window Len        360          360          360          360           360          360          348           282

Class B-5 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.16         5.17         5.19         5.20          5.21         5.22         5.25         5.30
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    7/25/2029    8/25/2024
Prin. Window Len        360          360          360           360          360          360          289          230

Class B-6 to Maturity
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.16         5.17         5.19         5.20          5.21         5.22         5.25         5.30
Avg. Life              13.58         9.84         7.48         6.14          5.25         4.59         3.65         2.93
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       6/25/2035    6/25/2035    6/25/2035     6/25/2035    6/25/2035    6/25/2035    6/25/2027    12/25/2022
Prin. Window Len        360          360          360           360          360          360          264           210

Class I-A-1 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.65         3.65         3.65         3.65          3.65         3.65         3.65         3.65
Avg. Life               7.51         5.21         3.89         3.03          2.43         2.00         1.43         1.07
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015     6/25/2013    12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class I-A-2 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.68         3.68         3.68         3.68          3.68         3.68         3.68         3.68
Avg. Life               7.51         5.21         3.89         3.03          2.43         2.00         1.43         1.07
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35


Class I-A-3 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.77         3.77         3.77         3.77          3.77         3.77         3.77         3.77
Avg. Life               7.51         5.21         3.89         3.03          2.43         2.00         1.43         1.07
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

Class M-1 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.90         3.90         3.90         3.90          3.90         3.90         3.90         3.90
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class M-2 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.92         3.92         3.92         3.92          3.92         3.92         3.92         3.92
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class M-3 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   3.95         3.95         3.95         3.95          3.95         3.95         3.95         3.95
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class M-4 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.04         4.04         4.04         4.04          4.04         4.04         4.04         4.04
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015     6/25/2013    12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class M-5 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.11         4.11         4.11         4.11          4.11         4.11         4.11         4.11
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class M-6 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.20         4.20         4.20         4.20          4.20         4.20         4.20         4.20
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

Class B-1 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.66         4.66         4.66         4.66          4.66         4.66         4.66         4.66
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class B-2 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   4.76         4.76         4.76         4.77          4.76         4.77         4.76         4.76
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class B-3 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.13         5.13         5.13         5.13          5.13         5.13         5.13         5.13
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015    6/25/2013     12/25/2011   11/25/2010   5/25/2009    5/25/2008
Prin. Window Len        219          159          122          96            78           65           47           35

Class B-4 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.13         5.13         5.13         5.13          5.13         5.13         5.13         5.13
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015     6/25/2013    12/25/2011   11/25/2010   5/25/2009     5/25/2008
Prin. Window Len        219          159          122           96            78           65           47           35

Class B-5 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.13         5.13         5.13         5.13          5.13         5.13         5.13         5.13
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015     6/25/2013    12/25/2011   11/25/2010   5/25/2009     5/25/2008
Prin. Window Len        219          159          122           96            78           65           47           35

Class B-6 to Call
PRICE: 100-00        10.00% CPR   15.00% CPR   20.00% CPR   25.00% CPR    30.00% CPR   35.00% CPR   45.00% CPR   55.00% CPR
Yield                   5.13         5.13         5.13         5.13          5.13         5.13         5.13         5.13
Avg. Life              12.69         8.95         6.73         5.46          4.61         3.98         3.05         2.31
Prin. Start Date     7/25/2005    7/25/2005    7/25/2005     7/25/2005    7/25/2005    7/25/2005    7/25/2005     7/25/2005
Prin. End Date       9/25/2023    9/25/2018    8/25/2015     6/25/2013    12/25/2011   11/25/2010   5/25/2009     5/25/2008
Prin. Window Len        219          159          122           96            78           65           47           35


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR3
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
            ---------------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JUNE 28, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.